UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:    March 8, 2018

HORACE MANN EDUCATORS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-10890	37-0911756
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Horace Mann Plaza, Springfield, Illinois 62715‑0001
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: 217‑789‑2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Forward-looking Information

Statements included in the accompanying press release that state Horace Mann Educators Corporation's (the “Company”) or its management's intentions, hopes, beliefs, expectations or predictions of future events or the Company's future financial performance are forward-looking statements and involve known and unknown risks, uncertainties and other factors. The Company is not under any obligation to (and expressly disclaims any such obligation to) update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. Please refer to the Company's Annual Report on Form 10-K for the year ended December 31, 2017 and the Company's past and future filings and reports filed with the Securities and Exchange Commission for information concerning the important factors that could cause actual results to differ materially from those in forward-looking statements.

Item 5.02:    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 6, 2018, Mr. Gabriel L. Shaheen notified Horace Mann Educators Corporation (the “Company”) of his decision to retire from the Board by not standing for re-election to the Company’s Board of Directors at the Company’s 2018 Annual Meeting of Shareholders, which will be held on May 23, 2018.

Mr. Shaheen has served as a member of the Board of Directors for eleven years and as Chairman of the Board of Directors since May 2010. Mr. Shaheen retired in 1999 after 22 years of service with Lincoln National Corporation. Since 2000, he has been Chief Executive Officer of GLS Capital Ventures, LLC and Partner of NxtStar Ventures, LLC, firms providing consulting services to life insurance and retail financial services businesses. Mr. Shaheen will continue to serve as Chairman of the Board of Directors until the election of Directors at the 2018 Annual Meeting.

The Company and the Board are grateful to Mr. Shaheen for his distinguished Board service and leadership as Chairman of the Board. Mr. Shaheen is aligned with Horace Mann’s strategy and vision, and his retirement decision is not due to any disagreement with the Company, including with respect to any matter relating to the Company’s operations, policies or practices.

Also, the Board appointed H. Wade Reece as Vice Chairman effective March 6, 2018. Mr. Reece has served as a member of the Board of Directors since May 2016. He retired in 2015 after a 37 year career with BB&T Corporation where he served as the Chairman of the Board and Chief Executive Officer of BB&T Insurance Services, Inc. and BB&T Insurance Holdings, Inc., the sixth largest insurance broker globally.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORACE MANN EDUCATORS CORPORATION

By:	/s/ Kimberly A. Johnson
	Name:	Kimberly A. Johnson
	Title:	Vice President & Controller
(Principal Accounting Officer)

Date: March 8, 2018

2